                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2008

Date of reporting period: DECEMBER 31, 2008

Item 1. Report to Shareholders

ANNUAL REPORT
DECEMBER 31, 2008

Worldwide Insurance Trust

          WORLDWIDE EMERGING MARKETS FUND

The information contained in the enclosed shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of December 31, 2008.

Dear Shareholder:

It would be an understatement to say that 2008 was an extraordinarily difficult and trying year for emerging market equity investors. Following five consecutive years of solid gains in the asset class, emerging market equities succumbed to the maelstrom affecting developed market equities. The Initial Class shares of the Van Eck Worldwide Emerging Markets Fund decreased 64.77% for the twelve months ended December 31, 2008. In comparison, emerging markets equities as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, fell 53.18% for the same period.

Virtually every asset class posted significant losses during the annual period, but emerging market equities suffered more than most. Smaller stocks within emerging markets struggled even more, and thus we attribute the Fund’s underperformance primarily to its higher weighting in small- and mid-capitalization companies relative to its benchmark.

Market and Economic Review

The twelve months ended December 31, 2008 will certainly be reported in the annals of financial history as a pivotal year. All around the world, markets of both equity and fixed income asset classes (with the notable exception of U.S. Treasury securities) suffered disruption and losses. On the equity side, virtually no market finished 2008 even close to the level at which it had begun the year. For example, the broad U.S. equity market, as measured by the Standard & Poor’s (S&P) 500 Index2, lost 36.99% for the year, and the developed international markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, dropped 43.06%. Emerging equity markets, as measured by the MSCI EM, experienced even greater declines, as some credit markets practically froze and investor risk aversion reached new heights.

During the first half of the year, the primary macroeconomic focus was on inflation, as both hard and soft commodity prices soared. In the face of rapidly increasing prices for a range of products from crude oil to iron ore to palm oil, many emerging market governments kept monetary policy tight, possibly exacerbating the problems experienced during the second half of the year.

It was during the second half of the year when the full impact of the globalization materialized. In trade terms, the linkage between emerging market and developed market economies grew. Of course, the importance of domestic demand within emerging market economies increased as well, but foreign trade remained important in most emerging market economies. Financial markets were also increasingly interlinked. During the year, the positive impact of the advancement of the capital markets in emerging countries, via the broadening and deepening of their domestic asset classes and local investor base, was outweighed by the reflux of developed market investors’ funds from the emerging markets. As global risk aversion heightened throughout the year, correlation between and volatility in global equity markets surged and emerging market indices faced remarkable losses.

Further exemplifying the tight correlation among equity markets was the fact that equity returns by regions were narrowly dispersed in 2008. Latin American equities posted the best relative performance, with the MSCI EM Latin America Index4 declining 51.28% in U.S. dollar terms for the twelvemonth period. Colombia (-25.10%)* and Chile (-35.37%) were among the best performing countries* among all of the emerging markets. Brazil (-56.06%) underperformed. Emerging Asia performed in line with MSCI EM for the annual period, with the MSCI EM Asia Index5 falling 52.77% in U.S. dollar terms. Malaysia (-41.21%), Taiwan (-45.88%) and Thailand (-48.27%) were the strongest performers within the region, while India (-64.63%) and Indonesia (-56.20%) lagged. Of the three major regions, Emerging Europe, Middle East and Africa (EMEA) was the weakest for the period, declining 63.10% in U.S. dollar terms, as measured by the MSCI EM EMEA Index.6 The EMEA region was dragged down most by Russia (-73.83%), which was one of the worst performing markets in 2008, driven by a collapse in oil prices, increased political interference with local capital markets, military tensions with neighboring Georgia and massive deleveraging.

From a sector* perspective, those market segments with defensive qualities, including health care (-17.42% in U.S. dollar terms), consumer staples (-34.97%) and utilities (-41.71%) substantially outperformed the MSCI EM. Traditionally cyclical sectors, like industrials (-61.97%), energy (-61.14%) and basic materials (-58.73%) ended the year lagging the performance of the MSCI EM.

Fund Review

While both absolute and relative Fund performance was clearly disappointing, some individual holdings did perform better than others despite declines in emerging market equities. Top performers for the Fund during the annual period included several holdings within South Africa, and we gradually increased the Fund’s exposure to the largest economy in Africa as the year progressed. Cape Town-based media conglomerate Naspers (2.4% of Fund net assets†) was an outstanding performer for the Fund, benefiting from its dominant pay-TV operations throughout sub-Saharan Africa as well as from various media-related investments in a variety of other emerging markets. Select holdings in the financial sector also contributed positively to the Fund’s annual performance, including South Africa’s Standard Bank (1.1% of Fund net assets†) and Peru’s

Credicorp (1.3% of Fund net assets†). Fundamentals for each of these company’s domestic banking systems remained structurally sound despite challenges in the macroeconomic environment.

Further benefiting the Fund’s results were several country allocation changes we made during the year. For example, we eliminated the Fund’s allocation to Nigeria, through divesting its position in Guaranty Trust Bank (sold at yearend), which fell 66.48% for the twelve months ended December 31, 2008. Also proving beneficial to Fund performance were reductions in its exposure to India and South Korea, both of which underperformed the MSCI EM for the annual period. Similarly, increasing the Fund’s exposure to South Africa and China helped, as each of these country’s equity markets outpaced the MSCI EM for the year.

Detractors from the Fund’s annual results included a number of small- and mid-cap (“smid”) names, as global risk aversion left a negative overhang on emerging market smid cap equities. Singapore-listed China Lifestyle Food and Beverage Group (0.3% of Fund net assets†) hurt the Fund’s performance, as the expansion of manufacturing capacity for the company’s primary line of desserts failed to generate the sales growth anticipated by its management. India’s GVK Power and Infrastructure (1.3% of Fund net assets†), a holding company with assets in several sectors including power, airports and roads, disappointed as well. Negative sentiment about the company was generated by the fact that GVK’s gas-based power plants were running at low capacities due to an irregular supply of gas. In addition, the difficult macroeconomic environment led to a cut-back in routes and increased ticket prices for low cost air carriers, suppressing consumer demand for airline travel. Such conditions consequently hindered the results of GVK’s airport assets. In addition, several of the Fund’s holdings in Kazakhstan hurt. Kazakhstan is an economy dominated by natural resources, and thus its commodity-related companies suffered significantly from declines in energy and commodity prices during the second half of the year.

At the end of December, the Fund had an overweighted position in Emerging Asia relative to the MSCI EM at the expense of Latin America. The Fund was neutral in exposure to the EMEA region relative to its broad benchmark. Within each region, the Fund held an underweighted position in the equity markets of countries with relatively greater exposure to the U.S. economy, given the uncertainty surrounding the severity and length of the ongoing economic recession. Specifically, the Fund had taken underweighted positions in Mexico and South Korea, due to each nation’s strong trade relations with the U.S. Conversely, the Fund had taken overweighted positions in Malaysia, Russia and Turkey for stock-specific reasons. Our Russian positions proved particularly problematic, as the unforeseen collapse in crude oil prices resulted in major disturbances in the Russian market, which as mentioned, was one of the worst performers globally for the annual period.

* * *

As we head into 2009, we do so with a mix of optimism and trepidation. Trepidation because the degree of uncertainty in global markets remained, at the end of 2008, at a high level. We do not pretend to have a clear compass that will direct us out of the global credit crunch. The sort of capital action and the massive monetary and fiscal response engendered by governments and central banks around the world is unprecedented. We are indeed facing a wide range of possible outcomes for global economies and markets. We see a deep and persistent global depression, surging inflation and resurgent asset bubbles. We may or may not.

That said, our caution toward global markets is short term in nature, and we believe the longer-term outlook for emerging markets remains attractive. Indeed, we are comforted by several factors. First and foremost, the declines of 2008 are now behind us. Second, in general terms, emerging market economies are in reasonably good shape. Many emerging market economies, for instance, benefit from current account surpluses and large foreign currency reserves. Furthermore, most emerging market countries benefit from having much lower debt-to GDP ratios than developed nations. This is extremely important in context of the current market environment where the flow of credit to businesses and consumers is constrained. Moreover, in contrast to major developed markets, a majority of emerging market banking systems remain structurally sound and their fundamentals remain attractive. Most banks stuck to the traditional intermediation role, where they take in deposits and lend to what they perceive to be good credits. Of course, these banks may not be untouched by the troubles of derivatives and other select structures, but their business models have not relied on the sale of exotic and possibly toxic securities. Loan-to-deposit ratios are generally within normal ranges and they have the ability to lend further. To be sure, the emerging market banking sector is not all a bed of roses. For instance, the reliance of the Russian banking system on wholesale funding, rather than deposit taking, has made the situation quite difficult there.

Third, the consumer and corporate sectors in the emerging markets are significantly less leveraged than their equivalents in the developed markets. Emerging market companies, particularly in Asia, tend to have a very manageable amount of debt on their balance sheets. In fact, we have come across a number of instances where emerging market companies are sitting on piles of cash. The trick, as an investor, is to make sure that these companies invest that money wisely.

Fourth, at the end of 2008, sovereign debt was more manageable than in the past. There were some glaring exceptions, such as Venezuela, Ecuador and Pakistan, but those countries, in equity terms, are rather minor. Of course, it must also be stated that countries that appear to be in solid fiscal shape can rapidly deteriorate in the current environment, particularly if their budgets are dependent on high commodity prices. The dependence on oil by Russia and the Middle East are prime examples of such a possibility.

Fifth, valuations of emerging market equities overall remain near historically low levels, and reductions in volatility and credit spreads should help stocks move higher. For investors who want to position themselves for the longer-term growth of these markets, the current valuation levels provide an opportune time to buy below historical averages.

Finally, many of the seductive secular trends, such as the growing middle classes, significant natural resources and developing capital markets are intact, even if the appeal of the asset class has temporarily been tarnished.

Overall, we believe that developing economies have gone through major fundamental changes relative to crises of the past and remain well positioned to navigate through the current difficult economic conditions.

We believe that now, when the appeal of the emerging market equity asset class has been temporarily tarnished, is precisely the time in a cycle when investors should be greedy rather than fearful. Our shareholders should know that I have only added to my own personal holdings in the Fund during the annual period, and I am extremely encouraged by the value that is potentially on offer. There is no way to know if 2009 will be a year of handsome gains. However, we do firmly believe that with the “annus miserablis” of 2008 behind us, the risk/reward ratio of investment in emerging markets is firmly skewed to the positive side.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck Worldwide Emerging Markets Fund and we look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

January 22, 2009

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2008.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

[2]	The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.
[3]	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.
[4]	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.
[5]	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.
[6]

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

Geographical Weightings*
(unaudited)

Sector Breakdown**
(unaudited)

*	Percentage of net assets.
**	Percentage of total investments.
Portfolio subject to change.

TOP TEN EQUITY HOLDINGS*
DECEMBER 31, 2008 (unaudited)

LUKOIL
(Russia, 3.3%)
LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the U.S. The company transports oil through pipelines and petroleum products with its fleet of ships.

KazMunaiGas Exploration Production (KMG EP)
(Kazakhstan, 2.9%)
KMG EP is the second largest oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

Taewoong Co. Ltd.
(South Korea, 2.8%)
Taewoong manufactures open die forging products that are used in the heavy industrial fields, such as petrochemical plant, shipbuilding, aviation, power plants, nuclear power plants, and industrial equipments primarily in South Korea. The company is also one of the world’s largest manufacturers of forged parts for wind energy.

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 2.5%)
Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

Cia Vale do Rio Doce (CRVD)
(Brazil, 2.5%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Naspers Ltd.
(South Africa, 2.4%)
Naspers is a holding company for a group of companies which operate in the electronic and print media industries. The company provides television subscription and internet services and publishes newspapers, magazines and books.

Gazprom OAO
(Russia, 2.4%)
Gazprom extracts, transports, stores, and sells natural gas. The company owns and operates Russia’s Unified Gas Supply System. Gazprom has a monopoly in supplying gas in the Russian Federation and exports natural gas to Western Europe.

China Ecotek Corp.
(Taiwan, 2.3%)
China Ecotek provides environmental engineering services. The company plans, designs, constructs, maintains and sells incinerators, wastewater treatment systems, cogeneration plans, air pollution control systems, noise abatement projects as well as waste recycling and recovery projects.

TOP TEN EQUITY HOLDINGS*
(continued)

Wilmar International Ltd.
(Singapore, 2.1%)
Wilmar International is involved in oil palm cultivation and milling. The company refines, processes, brands, trades and distributes palm oil and lauric-related products. Wilmar also trades in soya bean, crude soya bean oil, grains and fertilizer.

KNM Group BHD
(Malaysia, 1.9%)
KNM Group is an investment holding company whose subsidiaries and associated companies are involved in integrated systems design and engineering, international procurement, manufacture of process equipments for the oil, gas, petrochemical and minerals processing industries.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008- December 31, 2008

Initial Class	Actual	$1,000.00	$422.10	$5.11
	Hypothetical**	$1,000.00	$1,017.95	$7.25

Class R1	Actual	$1,000.00	$422.30	$5.11
	Hypothetical**	$1,000.00	$1,017.95	$7.25

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2008) of 1.43% on Initial Class Shares and 1.43% on the Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the MSCI Emerging Markets Index.

Van Eck Worldwide Emerging Markets Fund (Initial Class)
MSCI Emerging Markets Index

Average Annual Total Return 12/31/08	1 Year	5 Year	10 Year

Van Eck Worldwide Emerging Markets Fund (Initial Class)[1]	-64.77%	2.36%	6.76%

MSCI Emerging Markets Index	-53.18%	8.01%	9.31%

Van Eck Worldwide Emerging Markets Fund (Class R1)
MSCI Emerging Markets Index

Average Annual Total Return 12/31/08	1 Year	Since Inception

Van Eck Worldwide Emerging Markets Fund (Class R1)[1]	-64.75%	2.78%

MSCI Emerging Markets Index	-53.18%	8.42%

[1]

Inception date for the Van Eck Worldwide Emerging Markets Fund was 12/21/95 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

SCHEDULE OF INVESTMENTS
December 31, 2008

Number of Shares		Value

COMMON STOCKS: 89.8%
Argentina: 0.5%
110,000	Inversiones y Representaciones S.A. (GDR) *	$476,190

Brazil: 11.6%
185,270	Anhanguera Educacional Participacoes S.A.	962,103
284,000	BR Malls Participacoes S.A. *	1,108,233
482,200	Cia Hering	1,641,796
247,064	Cia Vale do Rio Doce	2,531,029
254,900	Cremer S.A.	1,027,470
345,000	Localiza Rent A CAR S.A.	1,050,386
105,000	Petroleo Brasileiro S.A. (ADR)	2,571,450
90,000	Rodobens Negocios Imobiliarios S.A.	302,959
178,735	Ultrapetrol (Bahamas) Ltd. *	570,165

		11,765,591

China/Hong Kong: 16.3%
9,600	Baidu.com (ADR)	1,253,472
6,440,000	Beijing Development Hong Kong Ltd. #	868,280
5,235,000	China Lifestyle Food & Beverages Group Ltd. #	308,890
25,700,000	China Power New Energy Development Co. #	764,783
3,670,000	China Properties Group Ltd. #	622,560
11,134,000	China Rare Earth Holdings Ltd. #	1,244,238
2,600,000	Hidili Industry International Development Ltd. #	829,817
4,500,000	Ju Teng International Holdings Ltd. #	946,807
990,000	Pacific Basin Shipping Ltd. #	455,734
3,414,000	Peace Mark (Holdings) Ltd. #	0
13,967,000	PYI Corp. #	643,170
2,161,167	PYI Corp. Warrants * (HKD 1.00, expiring 09/25/09)	5,577
5,770,000	Qin Jia Yuan Media Services Co. Ltd. #	1,296,905
700,000	Shimao Property Holdings Ltd. #	490,002
6,795,000	Shougang Concord International Enterprises Co Ltd. #	760,853
2,500,000	Soho China Ltd. #	1,082,191
1,050,000	Stella International Holdings Ltd. #	855,873
290,000	Tencent Holding Ltd. #	1,884,341
5,189,200	Tian An China Investment Co. Ltd. #	1,245,220
338,200	Tian An China Investment Co. Ltd. Warrants * (HKD 10.00, expiring 01/02/10)	1,571
1,354,000	Yanzhou Coal Mining Co Ltd. #	1,009,112

		16,569,396

India: 5.1%
17,000	Educomp Solutions Ltd. #	845,183
2,880,190	GVK Power & Infrastructure Ltd. * #	1,328,029
251,500	Hirco PLC (GBP) * #	269,683
408,104	ICSA (India) Ltd. #	1,088,434
56,656	Panacea Biotec Ltd. #	153,729
98,350	Reliance Capital Ltd. #	1,103,229
70,000	Shriram Transport Finance Co. Ltd. #	282,508

See Notes to Financial Statements

Number of Shares		Value

India: (continued)
53,000	Welspun-Gujarat Stahl Ltd. #	$120,091

		5,190,886

Indonesia: 1.1%
918,000	Astra International Tbk PT #	888,523
8,000,000	Mitra Adiperkasa Tbk PT #	271,523

		1,160,046

Israel: 2.0%
187,000	Israel Chemicals Ltd. #	1,308,165
182,500	Queenco Leisure International Ltd. (GDR) R	697,630

		2,005,795

Kazakhstan: 4.4%
108,350	Eurasian Natural Resources Corp.	518,433
292,000	Halyk Savings Bank Kazakhstan (GDR) Reg S #	918,133
60,000	Kazakhstan Kagazy PLC (GDR) * R	17,400
510,300	Kazakhstan Kagazy PLC (GDR) * R	147,987
230,000	KazMunaiGas Exploration (GDR) Reg S #	2,916,008

		4,517,961

Malaysia: 2.9%
2,100,000	CB Industrial Product Holding BHD #	1,035,538
16,048,000	KNM Group BHD #	1,895,659

		2,931,197

Mexico: 1.8%
31,000	America Movil S.A. de C.V. (ADR)	960,690
40,000	Grupo Aeroportuario del Pacifico S.A. de C.V (ADR)	920,800

		1,881,490

Peru: 1.3%
26,000	Credicorp. Ltd. (ADR)	1,298,960

Philippines: 1.3%
91,000,000	Megaworld Corp. #	1,330,059

Poland: 0.9%
60,000	AmRest Holdings N.V. * #	974,981

Qatar: 1.0%
92,000	Doha Bank Q.S.C. #	1,068,370

Russia: 7.7%
100,000	LUKOIL (ADR)	3,310,000
167,000	OAO Gazprom (ADR) #	2,406,018
2,030,000	Sberbank RF	1,529,065
330,000	Sistema Hals Reg S (GDR) *	107,250
50,000	Uralkali (GDR)	445,500

		7,797,833

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (continued)

Number of Shares		Value

Singapore: 4.3%
4,190,000	CSE Global Ltd. #	$1,093,655
2,605,000	Sino-Environment Technology Group Ltd. * #	1,085,443
1,100,000	Wilmar International Ltd. #	2,155,278

		4,334,376

South Africa: 7.3%
136,724	Bidvest Group Ltd. #	1,556,935
135,000	Naspers Ltd. #	2,442,187
30,500	Sasol Ltd. #	927,557
215,000	Spar Group Ltd. #	1,326,109
126,114	Standard Bank Group Ltd. #	1,137,880

		7,390,668

South Korea: 10.7%
25,000	Chungdahm Learning Inc. #	545,977
313,000	Finetec Corp. #	936,482
33,000	Hyundai Mobis #	1,683,078
97,000	Hyunjin Materials Co., Ltd. #	1,753,116
2,700	POSCO #	819,913
69,825	T.K. Corp. * #	1,257,700
45,952	Taewoong Co. Ltd. #	2,836,694
85,000	Woongjin Thinkbig Co., Ltd. #	1,009,856

		10,842,816

Taiwan: 7.7%
1,803,375	Awea Mechantronic Co. Ltd. #	1,277,486
2,725,000	China Ecotek Corp. #	2,344,971
1,293,066	Chrome ATE, Inc. #	820,889
866,250	Fortune Electric Co., Ltd. #	786,444
715,000	Gloria Material Technology Corp. #	234,680
1,337,000	Lumax International Corp. Ltd. #	1,582,408
1,198,456	MPI Corp. #	793,692

		7,840,570

Turkey: 1.9%
68,000	BIM Birlesik Magazalar A.S. #	1,430,205
292,800	Tekfen Holding A.S. #	563,148

		1,993,353

Total Common Stocks (Cost: $187,344,374)		91,370,538

PREFERRED STOCK: 0.8% (Cost: $154,482)
Brazil: 0.8%
77,000	Cia Vale do Rio Doce (ADR)	820,050

MONEY MARKET FUND: 3.2% (Cost: $3,205,082)
United States: 3.2%
3,205,082	AIM Treasury Portfolio - Institutional Class	3,205,082

See Notes to Financial Statements

Value

Total Investments: 93.8% (Cost: $190,703,938)	$95,395,670
Other assets less liabilities: 6.2%	6,294,175

NET ASSETS: 100.0%	$101,689,845

ADR	— American Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $68,432,855, which represents 67.3% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $863,017, or 0.8% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy PLC (GDR)	7/19/2007	510,300	$2,551,500	$147,987	0.1%
Kazakhstan Kagazy PLC (GDR)	11/15/2007	60,000	327,491	17,400	0.0
Queenco Leisure International Ltd.	7/3/2007	128,500	2,448,979	491,208	0.5
Queenco Leisure International Ltd.	7/5/2007	54,000	1,032,850	206,422	0.2

			$6,360,820	$863,017	0.8%

Summary of Investments By Sector (unaudited)	% of Investments	Value

Basic Materials	9.3%	$8,848,248
Communications	6.2	5,953,254
Consumer, Cyclical	8.1	7,778,187
Consumer, Non-cyclical	10.5	9,970,003
Diversified	5.1	4,872,704
Energy	14.6	13,969,962
Financial	15.1	14,374,063
Industrial	21.3	20,328,367
Technology	5.0	4,767,771
Utilities	1.4	1,328,029

Total Foreign Common and Preferred Stocks	96.6	92,190,588
Money Market Fund	3.4	3,205,082

	100.0%	$95,395,670

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at value (Cost $190,703,938)	$95,395,670
Foreign currency (Cost: $6,098,705)	5,800,568
Receivables:
Investments sold	5,730
Shares of beneficial interest sold	871,085
Dividends and interest	76,448

Total assets	102,149,501

Liabilities:
Payables:
Shares of beneficial interest redeemed	146,979
Due to Adviser	108,350
Due to custodian	6,107
Deferred Trustee Fees	17,596
Accrued expenses	180,624

Total liabilities	459,656

NET ASSETS	$101,689,845

Initial Class Shares:
Net Assets	$76,555,493

Shares of beneficial interest outstanding	13,010,004

Net asset value, redemption and offering price per share	$5.88

Class R1 Shares:
Net Assets	$25,134,352

Shares of beneficial interest outstanding	4,279,777

Net asset value, redemption and offering price per share	$5.87

Net Assets consist of:
Aggregate paid in capital	$209,022,096
Unrealized depreciation of investments and foreign currency transactions	(95,606,327)
Undistributed net investment income	191,490
Accumulated net realized loss on investments and foreign currency transactions	(11,917,414)

$101,689,845

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Income:
Dividends (net of foreign taxes withheld of $469,257)	$3,917,980
Interest	152,184

Total income	4,070,164

Expenses:
Management fees	$2,260,912
Custodian fees	326,445
Professional fees	80,836
Insurance	67,852
Trustees’ fees and expenses	46,362
Report to shareholders	67,548
Transfer agent fees – Initial Class Shares	25,944
Transfer agent fees – R1 Class Shares	15,695
Interest	886
Other	20,372

Total expenses	2,912,852

Expense offset arising from credits on cash balances maintained with custodian	(2,033)

Net expenses	2,910,819

Net investment income	1,159,345

Realized and Unrealized Loss on Investments:
Net realized loss on investments (net of foreign taxes withheld of $466,936)	(9,687,205)
Net realized loss on foreign currency transactions and foreign forward currency contracts	(443,125)
Net change in unrealized appreciation (depreciation) of investments	(190,472,581)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities and foreign forward currency contracts	(293,479)

Net realized and unrealized loss on investments	(200,896,390)

Net Decrease in Net Assets Resulting from Operations	$(199,737,045)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations:
Net investment income	$1,159,345	$1,489,953
Net realized gain (loss) on investments, foreign forward currency contracts, and foreign currency transactions	(10,130,330)	119,905,737
Net change in unrealized appreciation (depreciation) of investments, foreign denominated assets and liabilities and foreign forward currency contracts	(190,766,060)	(19,344,279)

Net increase (decrease) in net assets resulting from operations	(199,737,045)	102,051,411

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	—	(1,042,700)
Class R1 Shares	—	(393,121)

	—	(1,435,821)

Distributions from net realized capital gains
Initial Class Shares	(86,476,617)	(41,186,658)
Class R1 Shares	(34,908,650)	(15,528,299)

	(121,385,267)	(56,714,957)

Total dividends and distributions	(121,385,267)	(58,150,778)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	41,981,580	88,307,515
Class R1 Shares	9,232,288	30,171,287

	51,213,868	118,478,802

Reinvestment of dividends and distributions
Initial Class Shares	86,476,617	42,229,358
Class R1 Shares	34,908,650	15,921,421

	121,385,267	58,150,779

Cost of shares redeemed
Initial Class Shares	(74,160,635)	(126,405,628)
Class R1 Shares	(35,132,604)	(35,930,066)
Redemption fees	42,707	60,418

	(109,250,532)	(162,275,276)

Net increase in net assets resulting from share transactions	63,348,603	14,354,305

Total increase (decrease) in net assets	(257,773,709)	58,254,938
Net Assets:
Beginning of year	359,463,554	301,208,616

End of year (including undistributed (distribution in excess of) net investment income of $191,490 and ($20,103), respectively)	$101,689,845	$359,463,554

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	3,889,508	3,517,544
Shares reinvested	5,890,778	2,086,431
Shares redeemed	(5,973,231)	(5,222,182)

Net increase	3,807,055	381,793

Class R1 Shares:
Shares sold	794,656	1,245,604
Shares reinvested	2,384,471	787,799
Shares redeemed	(2,672,118)	(1,500,481)

Net increase	507,009	532,922

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$27.71	$24.98	$19.91	$15.21	$12.15

Income (Loss) from Investment Operations:
Net Investment Income	0.07	0.12	0.14	0.20	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(12.20)	7.47	7.15	4.63	2.98

Total from Investment Operations	(12.13)	7.59	7.29	4.83	3.13

Less:
Dividends from Net Investment Income	—	(0.12)	(0.13)	(0.13)	(0.07)
Distributions from Net Realized Capital Gains	(9.69)	(4.74)	(2.09)	—	—

Total Dividends and Distributions	(9.69)	(4.86)	(2.22)	(0.13)	(0.07)

Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$5.89	$27.71	$24.98	$19.91	$15.21

Total Return (a)	(64.77)%	37.56%	39.51%	32.00%	25.89%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$76,556	$255,052	$220,361	$198,077	$169,845
Ratio of Gross Expenses to Average Net Assets	1.29%	1.23%	1.33%	1.35%	1.39%
Ratio of Net Expenses to Average Net Assets (b)	1.29%	1.23%	1.33%	1.34%	1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.53%	0.45%	0.63%	1.10%	1.07%
Portfolio Turnover Rate	45%	80%	52%	65%	81%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets for Class R1 Shares would be 1.23% for the year ended December 31, 2007. The ratio for Initial Class Shares and Class R1 Shares for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares

See Notes to Financial Statements

	Class R1 Shares

					For the Period May 1, 2004* through December 31, 2004

	Year Ended December 31,

	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$27.68	$24.95	$19.89	$15.21	$11.94

Income (Loss) from Investment Operations:
Net Investment Income	0.07	0.11	0.13	0.17	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(12.19)	7.48	7.15	4.64	3.21

Total from Investment Operations	(12.12)	7.59	7.28	4.81	3.27

Less:
Dividends from Net Investment Income	—	(0.12)	(0.13)	(0.13)	—
Distributions from Net Realized Capital Gains	(9.69)	(4.74)	(2.09)	—	—

Total Dividends and Distributions	(9.69)	(4.86)	(2.22)	(0.13)	—

Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$5.87	$27.68	$24.95	$19.89	$15.21

Total Return (a)	(64.75)%	37.62%	39.49%	31.86%	27.39	% (e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$25,134	$104,412	$80,848	$56,219	$25,906
Ratio of Gross Expenses to Average Net Assets	1.29%	1.24%	1.35%	1.38%	1.52	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.29%	1.24%	1.35%	1.36%	1.39	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%	0.42%	0.62%	1.04%	1.27	%(d)
Portfolio Turnover Rate	45%	80%	52%	65%	81	%(e)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented on the Schedule of Investments. Money market fund investments are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) — In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2008 is as follows:

Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Market Value of Investments

$26,962,815	$68,432,855	$0	$95,395,670

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates

NOTES TO FINANCIAL STATEMENTS
(continued)

is not separately disclosed. Realized gains and losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.	Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. At December 31, 2008, the Fund had no written options outstanding.

Futures—The Fund may buy and sell financial futures contracts for hedging purposes. When the Fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. At December 31, 2008, the Fund had no futures contracts outstanding.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. For the period May 1, 2007 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.40% of average daily net assets for both Initial Class Shares and Class R1 Shares. For the year ended December 31, 2008, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 4—Investments—For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $97,829,078 and $158,368,961, respectively.

Note 5—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2008 was $196,061,680 and net unrealized depreciation aggregated $100,666,010 of which $8,796,468 related to appreciated securities and $109,462,478, related to depreciated securities.

At December 31, 2008, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$235,955
Undistributed long term capital gains	9,562,263
Post-October losses	(16,148,803)
Other temporary difference	(17,595)
Unrealized depreciation	(101,964,071)

Total	$(107,332,251)

In accordance with Federal income tax regulations, the Fund elected to defer $16,121,934 of net realized capital losses and $26,869 of realized foreign currency losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on January 1, 2009.

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Years Ended December 31,

	2008	2007

Ordinary income	$20,596,056	$23,798,032
Long term capital gains	100,789,211	34,352,746

Total	$121,385,267	$58,150,778

During 2008, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $947,752 and decreased accumulated realized losses by $947,752. Net assets were not affected by this reclassification. These differences were primarily due to foreign currency transactions.

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Fund evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2008, the aggregate shareholder accounts of four insurance companies own approximately 71%, 7%, 6% and 5% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2008, the Fund had no outstanding forward foreign currency contracts.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred

NOTES TO FINANCIAL STATEMENTS
(continued)

compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk.

Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2008, there were no equity swaps outstanding.

Note 11—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2008, there were no borrowings by the Fund under this Facility.

Note 12—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2008 the Fund’s custodian fees were reduced by $2,033. The Fund could have invested its cash balance elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

Note 13—Subsequent Event—A dividend of $0.014 per share from net investment income and a distribution of $0.566 per share from net realized long-term capital gains were paid on January 30, 2009 to shareholders of record of the Initial Class Shares and the Class R1 Shares as of January 29, 2009 with a reinvestment date of January 30, 2009.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2009

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 52‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies; Program Director, IRRC Institute.	8	Sears Canada, Inc.

Jane DiRenzo Pigott 51‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	8	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 61‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Investment Adviser, Torray LLC, January 2008 to June 2008; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	8	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 55‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	36	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 49‡¶	Chairman, Trustee since 1994	President and CEO, SmartBrief.com	36	None.

Robert L. Stelzl 63‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2003.	8	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Associates Corporation (“VEAC”) (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005).

Charles T. Cameron 48	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

Keith J. Carlson 52	Chief Executive Officer and President	Since 2004

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of other investment companies advised by the Adviser.

Susan C. Lashley 53	Vice President	Since 1988	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch 52	Chief Compliance Officer	Since 2006

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of other investment companies advised by the Adviser (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005).

Laura I. Martínez 28	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President and Associate General Counsel of the Adviser (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005).

Joseph J. McBrien 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Alfred J. Ratcliffe 61	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000-November 2006); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith 53	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck[4] 44	Executive Vice President	Since 2004	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck[4] 45	Executive Vice President	Since 2005

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

Tax Information (unaudited)

The Fund intends to pass through foreign tax credits in the maximum amount of $894,263. The gross foreign source income earned during the fiscal year 2008 by the Fund was $4,812,243.

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This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com

Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert"
     and "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $171,000 for 2008 and $168,000 for 2007.

b)   Audit-Related Fees

     None

c)   Tax Fees

     Ernst & Young billed tax fees of $21,000 for 2008 and $23,111 for 2007.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ----------------------------------
Date  March 5, 2009
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  March 5, 2009
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 5, 2009
      -----------------